UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 2, 2005
                                                 _____________________________

                   GK INTELLIGENT SYSTEMS, INC.
______________________________________________________________________________
      (Exact name of registrant as specified in its charter)

         Delaware                    000-22057           76-0513297
______________________________________________________________________________
  (State or other jurisdiction      (Commission         (IRS Employer
      of incorporation)             File Number)      Identification No.)


      432 Park Avenue South, 2nd Floor, New York, NY        10016
______________________________________________________________________________
        (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code   (646) 437-3614
                                                   ___________________________


______________________________________________________________________________
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________

ITEM  1.01   ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.
ITEM  2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 2, 2005, we agreed to purchase all of the outstanding common stock of R.S. Entertainment, Inc., a Utah Corporation, for $1,000,000 in shares of our
unregistered common stock.   We also agreed to provide R.S. Entertainment with
a $2,500,000 line of credit to be used to develop and market its catalog and to develop new talent and artists.

The description of the transaction contained herein is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.1 and incorporated herein by reference.

ITEM  9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

10.1 Purchase Agreement between GK Intelligent Systems, Inc. and Ronald C. Rodgers and W. R. Slaughter dated March 2, 2005.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          GK Intelligent Systems, Inc.
                                        ________________________________
                                                (Registrant)
Date  March 10, 2005
     ______________________               /s/  Gary F. Kimmons
                                        ________________________________
                                                 (Signature)
                                        Print Name:  Gary F. Kimmons
                                        Title:  President and Chief
                                                Executive Officer






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